Exhibit 4.2

$175,000,000

Massey Energy Company

2.25% Convertible Senior Notes due 2024

Registration Rights Agreement

New York, New York

April 7, 2004

UBS Securities LLC

As Representative of the Initial Purchasers

Named in Schedule I to the Purchase Agreement

299 Park Avenue

New York, New York 10171

Ladies and Gentlemen:

Massey Energy Company, a Delaware corporation (the “Company”), proposes to issue and sell (such issuance and sale, the “Initial Placement”) to the several parties named in Schedule I to the Purchase Agreement (the “Initial Purchasers”) for whom you (the “Representative”) are acting as representative, upon the terms set forth in a purchase agreement dated April 2, 2004 (the “Purchase Agreement”), $175,000,000 aggregate principal amount of its 2.25% Convertible Senior Notes due 2024 (the “Notes”). The Notes are convertible into shares of Common Stock (as defined below) of the Company, and are unconditionally guaranteed by each of the subsidiaries of the Company listed on Schedule I hereto (the “Guarantors”) upon the terms and subject to the conditions set forth in the Indenture (as defined below).

As an inducement to you to enter into the Purchase Agreement and in satisfaction of a condition to your obligations thereunder, the Issuer (as defined herein) agrees with you, (i) for your benefit and (ii) for the benefit of the holders from time to time of the Notes and the Common Stock issuable upon conversion of the Notes (including you), as follows:

1. Definitions. Capitalized terms used herein without definition shall have the respective meanings set forth in the Purchase Agreement. As used in this Agreement, the following capitalized terms shall have the following meanings:

“Act” means the Securities Act of 1933, as amended, and the rules and regulations of the SEC promulgated thereunder.

“Affiliate” of any specified person means any other person, directly or indirectly, controlling or controlled by or under direct or indirect common control with such specified person. For the purposes of this definition, “control” (including, with correlative meanings, the terms “controlling”, “controlled by” and “under common control with”), as used with respect to any person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such person (and shall be presumed to exist if a person can, directly or indirectly, vote 10% or more of the securities having ordinary voting power for the election of directors of such person) whether through the ownership of voting securities or by agreement or otherwise.

“Broker-Dealer” means any broker or dealer registered as such under the Exchange Act.

“Business Day” has the meaning set forth in the Indenture.

“Closing Date” means April 7, 2004.

“Common Stock” means the common stock, par value $0.625 per share, of the Company, as it exists on the date of this Agreement and any other shares of capital stock or other securities of the Company into which such Common Stock may be reclassified or changed, together with any and all other securities which may from time to time be issuable upon conversion of Notes.

“Default Rate” means 2.25% per annum.

“DTC” means the Depository Trust Company or its successor.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC promulgated thereunder.

“Final Maturity Date” means April 1, 2024.

“Holder” means a person who is a holder or beneficial owner (including the Initial Purchasers) of any Notes or shares of Common Stock issued upon conversion of Notes; provided that, unless otherwise expressly stated herein, only registered holders of Notes or Common Stock issued on exchange of the Notes shall be counted for purposes of calculating any proportion of holders entitled to take any action or give notice pursuant to this Agreement.

“Indenture” means the senior indenture relating to the Notes, dated as of May 29, 2003, among the Company, A.T. Massey Coal Company, Inc. and the Trustee as supplemental by and the second supplemental indenture, dated April 7, 2004, among the Issuer and the Trustee.

“Initial Placement” has the meaning set forth in the preamble hereto.

“Initial Purchasers” has the meaning set forth in the preamble hereto.

“Interest Payment Date” shall mean April 1 and October 1.

“Issuer” means, collectively, the Company and the Guarantors.

“Liquidated Damages” has the meaning set forth in Section 2(e) hereof.

“Liquidated Damages Payment Date” means, with respect to the Notes or the Common Stock issuable upon conversion of the Notes, as applicable, each Interest Payment Date; and in the event that any Note, or portion thereof, is called for redemption or surrendered for purchase by the Company and not withdrawn pursuant to a Fundamental Change Offer (as defined in the Indenture), the relevant redemption date or Fundamental Change Payment Date (as defined in the Indenture), as the case may be, shall also be a Liquidated Damages Payment Date with respect to such Note, or portion thereof, unless the Indenture provides that accrued and unpaid interest on the Note (or portion thereof) to be redeemed or repurchased, as the case may be, is to be paid to the person who was the Record Holder thereof on a record date prior to such redemption date or Fundamental Change Payment Date, as the case may be, in which case the relevant Liquidated Damages Payment Date shall be the date on which interest is payable to such Record Holder.

“Losses” has the meaning set forth in Section 5(d) hereof.

“Majority Holders” means the Holders of a majority of the then outstanding aggregate principal amount of Notes registered under a Shelf Registration Statement; provided that Holders of Common Stock issued upon conversion of Notes shall be deemed to be Holders of the aggregate principal amount of Notes from which such Common Stock was converted; and provided, further, that Notes or Common Stock which have been sold or otherwise transferred pursuant to the Shelf Registration Statement (or are not otherwise Transfer Restricted Securities) shall not be included in the calculation of Majority Holders.

“Majority Underwriting Holders” means, with respect to any Underwritten Offering, the Holders of a majority of the then outstanding aggregate principal amount of Notes registered under any Shelf Registration Statement whose Notes are or are to be included in such Underwritten Offering; provided that Holders of Common Stock (which remains a Transfer Restricted Security) issued upon conversion of the Notes shall be deemed to be Holders of the aggregate principal amount of Notes from which such Common Stock was converted.

“Managing Underwriters” means the Underwriter or Underwriters that shall administer an Underwritten Offering.

“NASD” has the meaning set forth in Section 3(i) hereof.

“Notice and Questionnaire” means a Selling Securityholder Notice and Questionnaire substantially in the form of Exhibit A hereto.

“Notice Holder” shall mean, on any date, any Holder of Transfer Restricted Securities that has delivered a completed and signed Notice and Questionnaire to the Company on or prior to such date.

“Offering Memorandum” means the Final Memorandum as defined in the Purchase Agreement.

“Person” has the meaning set forth in the Indenture.

“Prospectus” means the prospectus included in any Shelf Registration Statement (including, without limitation, a prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A under the Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Notes or Common Stock issuable upon conversion of the Notes covered by such Shelf Registration Statement, and all amendments and supplements to such prospectus, including all documents incorporated or deemed to be incorporated by reference in such prospectus.

“Purchase Agreement” has the meaning set forth in the preamble hereto.

“Record Holder” means (i) with respect to any Liquidated Damages Payment Date which occurs on an Interest Payment Date, each person who is registered on the books of the registrar as the holder of Notes at the close of business on the record date with respect to such Interest Payment Date and (ii) with respect to any Liquidated Damages Payment Date relating to the Common Stock issued upon conversion of the Notes, each person who is a holder of record of such Common Stock fifteen days prior to the Liquidated Damages Payment Date.

“Registration Default” has the meaning set forth in Section 2(e) hereof.

“Representative” has the meaning set forth in the preamble hereto.

“Rule 144” means Rule 144 (or any successor provision) under the Act.

“SEC” means the Securities and Exchange Commission.

“Shelf Registration” means a registration effected pursuant to Section 2 hereof.

“Shelf Registration Period” has the meaning set forth in Section 2(c) hereof.

“Shelf Registration Statement” means a “shelf” registration statement of the Company filed pursuant to the provisions of Section 2 hereof which covers some or all of the Notes and the Common Stock issuable upon conversion of the Notes, as applicable, on Form S-3 or on another appropriate form for an offering to be made on a delayed or continuous basis pursuant to Rule 415 under the Act, or any similar rule that may be adopted by the SEC, and all amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all documents incorporated or deemed to be incorporated by reference therein.

“Suspension Period” has the meaning set forth in Section 2(d) hereof.

“Transfer Restricted Securities” means each Note and each share of Common Stock issuable or issued upon conversion of the Notes until the date on which such Note or share of Common Stock, as the case may be, (i) has been transferred pursuant to the

Shelf Registration Statement or another registration statement covering such Note or share of Common Stock which has been filed with the SEC pursuant to the Act, in either case after such registration statement has become effective and while such registration statement is effective under the Act, (ii) has been transferred pursuant to Rule 144 under the Act (or any similar provision then in force) or (iii) may be sold or transferred pursuant to Rule 144(k) under the Act (or any successor provision then in force).

“Trustee” means the trustee with respect to the Notes under the Indenture.

“Underwriter” means any underwriter of the Notes or Common Stock issuable upon conversion of the Notes in connection with an offering thereof under a Shelf Registration Statement.

“Underwritten Offering” means an offering in which the Notes or Common Stock issued upon conversion of the Notes are sold to an Underwriter or with the assistance of an Underwriter for reoffering to the public.

All references in this Agreement to financial statements and schedules and other information which is “contained,” “included,” or “stated” in the Shelf Registration Statement, any preliminary Prospectus or Prospectus (and all other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information which is incorporated or deemed to be incorporated by reference in such Shelf Registration Statement, preliminary Prospectus or Prospectus, as the case may be; and all references in this Agreement to amendments or supplements to the Shelf Registration Statement, any preliminary Prospectus or Prospectus shall be deemed to mean and include any document filed with the SEC under the Exchange Act, after the date of such Shelf Registration Statement, preliminary Prospectus or Prospectus, as the case may be, which is incorporated or deemed to be incorporated by reference therein.

2. Shelf Registration Statement.

(a) The Issuer shall prepare and file with the SEC within 90 days following the Closing Date a Shelf Registration Statement with respect to resales of the Transfer Restricted Securities by the Holders from time to time in accordance with the methods of distribution elected by such Holders and set forth in such Shelf Registration Statement (subject to Section 3(u)), and thereafter shall use its reasonable best efforts to cause such Shelf Registration Statement to be declared effective under the Act within 180 days after the Closing Date. The Issuer shall supplement or amend the Shelf Registration Statement if required by the rules, regulations or instructions applicable to the registration form used by the Issuer for the Shelf Registration Statement, or by the Act, the Exchange Act or the SEC.

(b) (i) Not less than 30 calendar days prior to the effectiveness of the Shelf Registration Statement, the Issuer shall mail the Notice and Questionnaire to the Holders of Transfer Restricted Securities. The Issuer shall use commercially reasonable efforts to name each Holder that is a Notice Holder as of the date that is 10 calendar days prior to the effectiveness of the Shelf Registration Statement so that such Holder is named as a selling security holder in the Shelf Registration Statement at the time of its effectiveness and is permitted to deliver the

Prospectus forming a part thereof as of such time to purchasers of such Holder’s Transfer Restricted Securities in accordance with applicable law. The Issuer shall be under no obligation to name any Holder that is not a Notice Holder as a selling security holder in the Shelf Registration Statement and no Holder may sell any Transfer Restricted Securities pursuant to the Shelf Registration Statement without being deemed a selling security holder in the Prospectus and delivering the Prospectus to purchasers of such Holder’s Transfer Restricted Securities in accordance with applicable law. Each Holder shall promptly provide the Issuer with written notice of any changes or amendments that may be necessary or appropriate to the Notice Holder’s Notice and Questionnaire.

(ii) After the Shelf Registration Statement has become effective, the Issuer shall, upon the request of any Holder of Transfer Restricted Securities, promptly send a Notice and Questionnaire to such Holder. From and after the date on which the Shelf Registration Statement has become effective, the Issuer shall (i) as promptly as is practicable after the date a completed and signed Notice and Questionnaire is delivered to the Issuer, and in any event within five Business Days after such date, prepare and file with the SEC (x) a supplement to the Prospectus or, if required by applicable law, a post-effective amendment to the Shelf Registration Statement and (y) any other document required by applicable law, so that the Holder delivering such Notice and Questionnaire is named as a selling security holder in the Shelf Registration Statement and is permitted to deliver the Prospectus to purchasers of such Holder’s Transfer Restricted Securities in accordance with applicable law, and (ii) if the Issuer shall file a post-effective amendment to the Shelf Registration Statement, use its reasonable best efforts to cause such post-effective amendment to become effective under the Act as promptly as is practicable; provided, however, that if a Notice and Questionnaire is delivered to the Issuer during a Suspension Period, the Issuer shall not be obligated to take the actions set forth in clauses (i) and (ii) until the termination of such Suspension Period.

(c) The Issuer shall use its reasonable best efforts to keep the Shelf Registration Statement continuously effective under the Act in order to permit the Prospectus forming a part thereof to be usable, subject to Section 2(d), by all Notice Holders until the earliest of (i) the latest of the second anniversary of (A) the issue date, or (B) the last date on which any Common Stock is issued or issuable upon conversion of any Note, (ii) the date on which all the unregistered Notes or Common Stock issued or issuable upon conversion of the Notes may be sold by non-affiliates (“affiliates” for such purpose having the meaning set forth in Rule 144) of the Issuer pursuant to paragraph (k) of Rule 144 (or any successor provision) promulgated by the SEC under the Act, (iii) the date as of which all the unregistered Notes or Common Stock issued or issuable upon conversion of the Notes have been transferred pursuant to Rule 144 under the Act (or any similar provision then in force) and (iv) such date as of which all the Notes or the Common Stock issued or issuable upon conversion of the Notes have been sold pursuant to the Shelf Registration Statement (in any such case, such period being called the “Shelf Registration Period”).

The Issuer will, (x) subject to Section 2(d), prepare and file with the SEC such amendments and post-effective amendments to the Shelf Registration Statement as may be necessary to keep the Shelf Registration Statement continuously effective for the Shelf Registration Period, (y) subject to Section 2(d), cause the related Prospectus to be supplemented by any required supplement, and as so supplemented to be filed pursuant to Rule 424 (or any similar provisions then in force) under the Act and (z) comply in all material respects with the provisions of the Act with respect to the disposition of all securities covered by the Shelf Registration Statement during the applicable period in accordance with the intended methods of disposition by the sellers thereof set forth in such Shelf Registration Statement as so amended or such Prospectus as so supplemented.

(d) The Issuer may suspend the use of the Prospectus for a period not to exceed 30 days in any three-month period or for three periods not to exceed an aggregate of 60 days in any 12-month period (the “Suspension Period”) for valid business reasons, to be determined by the Issuer in its sole reasonable judgment (not including avoidance of the Issuer’s obligations hereunder), including, without limitation, the acquisition or divestiture of assets, public filings with the SEC, pending corporate developments and similar events; provided that the Issuer promptly thereafter complies with the requirements of Section 3(j) hereof, if applicable; provided, further, that the existence of a Suspension Period will not prevent the occurrence of a Registration Default or otherwise limit the obligation of the Issuer to pay Liquidated Damages.

(e) The Issuer and the Initial Purchasers agree that the Holders of Transfer Restricted Securities will suffer damages if the Issuer fails to fulfill its obligations under this Section 2 and that it would not be feasible to ascertain the extent of such damages with precision. Accordingly, the Issuer agrees to pay, as liquidated damages, additional interest on the Transfer Restricted Securities (“Liquidated Damages”) under the following circumstances:

If (i) the Shelf Registration Statement is not filed with the SEC on or prior to 90 days after the Closing Date, (ii) the Shelf Registration Statement has not been declared effective by the SEC within 180 days after the Closing Date or (iii) the Shelf Registration Statement is filed and declared effective but shall thereafter cease to be effective (without being succeeded immediately by a replacement shelf registration statement filed and declared effective) or usable (including as a result of a Suspension Period) for the offer and sale of Transfer Restricted Securities for a period of time (including any Suspension Period) which exceeds 60 days in the aggregate in any 12-month period during the period beginning on the issue date and ending on or prior to the second anniversary of the latest of (a) such date or (b) the last day on which any Common Stock is issued or issuable upon conversion of any Note (each such event referred to in clauses (i) through (iii), a “Registration Default”), the Company will pay Liquidated Damages to each Holder of Transfer Restricted Securities who has complied with such Holder’s obligations under this Agreement. The amount of Liquidated Damages payable during any period in which a Registration Default has occurred and is continuing is the amount which is equal to one quarter of one percent (25 basis points) per annum per $1,000 principal amount of Notes or $2.50 per annum per 29.7619 shares of Common Stock (subject to adjustment in the event of a stock split, stock recombination, stock dividend and the like) constituting Transfer Restricted Securities for the first 90 days during which a Registration Default has occurred and is continuing and one-half of one percent (50 basis points) per annum per $1,000 principal amount of Notes or $5.00 per annum per 29.7619 shares of Common Stock (subject to adjustment as set forth above) constituting Transfer Restricted Securities for any additional days during which a Registration Default has occurred and is continuing (in each case subject to further adjustment from time to time in the event of a stock split, stock recombination, stock dividend and the like), it being understood that all calculations pursuant to this and the preceding sentence shall be carried out to five decimals.

Following the cure of all Registration Defaults, Liquidated Damages will cease to accrue with respect to such Registration Default. Liquidated Damages shall cease to accrue in respect of any Transfer Restricted Security when it shall cease to be such. All accrued Liquidated Damages shall be paid by wire transfer of immediately available funds or by federal funds check by the Issuer on each Liquidated Damages Payment Date and Liquidated Damages will be calculated on the basis of a 360-day year consisting of twelve 30-day months. In the event that any Liquidated Damages are not paid when due, then to the extent permitted by law, such overdue Liquidated Damages, if any, shall bear interest until paid at the Default Rate, compounded semi-annually. The parties hereto agree that the Liquidated Damages provided for in this Section 2(e) constitute a reasonable estimate of the damages that may be incurred by Holders by reason of a Registration Default.

(f) All of the Issuer’s obligations (including, without limitation, the obligation to pay Liquidated Damages) set forth in the preceding paragraph which are outstanding or exist with respect to any Transfer Restricted Security at the time such security ceases to be a Transfer Restricted Security shall survive until such time as all such obligations with respect to such security shall have been satisfied in full.

(g) Promptly upon the occurrence or the termination of a Registration Default, the Issuer shall give the Trustee, in the case of notice with respect to the Notes, and the transfer and paying agent for the Common Stock, in the case of notice with respect to Common Stock issued or issuable upon conversion of the Notes, notice of such commencement or termination, of the obligation to pay Liquidated Damages with regard to the Notes and Common Stock and the amount thereof and of the event giving rise to such commencement or termination (such notice to be contained in an Officers’ Certificate (as such term is defined in the Indenture)), and prior to receipt of such Officers’ Certificate the Trustee and such transfer and paying agent shall be entitled to assume that no such commencement or termination has occurred, as the case may be.

(h) All Notes which are redeemed, purchased or otherwise acquired by the Issuer or any of its subsidiaries or affiliates (as defined in Rule 144 (or any successor provision) under the Act) prior to the Final Maturity Date shall be delivered to the Trustee for cancellation and the Issuer may not hold or resell such Notes or issue any new Notes to replace any such Notes or any Notes that any Holder has exchanged pursuant to the Indenture. All shares of Common Stock issued upon conversion of the Notes which are repurchased or otherwise acquired by the Issuer or any of its subsidiaries or affiliates (as defined in Rule 144 (or any successor provision) under the Act) at any time while such shares are “restricted securities” within the meaning of Rule 144 shall not be resold or otherwise transferred except pursuant to a registration statement which has been declared effective under the Act.

3. Registration Procedures. In connection with any Shelf Registration Statement, the following provisions shall apply:

(a) The Issuer shall:

(i) furnish to the Representative, prior to the filing thereof with the SEC, a copy of any Shelf Registration Statement, and each amendment thereof,

and a copy of any Prospectus, and each amendment or supplement thereto (excluding amendments caused by the filing of a report under the Exchange Act), and shall use its commercially reasonable efforts to reflect in each such document, when so filed with the SEC, such comments as the Representative reasonably may promptly propose; and

(ii) include information regarding the Notice Holders and the methods of distribution they have elected for their Transfer Restricted Securities provided to the Issuer in Notice and Questionnaires as necessary to permit such distribution by the methods specified therein.

(b) Subject to Section 2(d), the Issuer shall ensure that (i) any Shelf Registration Statement and any amendment thereto and any Prospectus forming a part thereof and any amendment or supplement thereto comply in all material respects with the Act and the rules and regulations thereunder, (ii) any Shelf Registration Statement and any amendment thereto does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (iii) any Prospectus forming a part of any Shelf Registration Statement, and any amendment or supplement to such Prospectus, does not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; provided that the Issuer make no representation with respect to information with respect to any Underwriter or any Holder required to be included in any Shelf Registration Statement or Prospectus pursuant to the Act or the rules and regulations thereunder and which information is included therein in reliance upon and in conformity with information furnished to the Issuer in writing by such Underwriter or Holder.

(c) The Issuer, as promptly as reasonably practicable, shall advise the Representative and each Notice Holder and, if requested by you or any such Holder, confirm such advice in writing:

(i) when a Shelf Registration Statement and any amendment thereto has been filed with the SEC and when the Shelf Registration Statement or any post-effective amendment thereto (other than as a result of the events described in Section 2(b)(ii)) has become effective;

(ii) of any request by the SEC for amendments or supplements to the Shelf Registration Statement or the Prospectus or for additional information (a copy of each written request and the Issuer’s responses shall be promptly given to the Initial Purchasers and their counsel);

(iii) of the determination by the Issuer that a post-effective amendment to the Shelf Registration Statement would be appropriate (other than as a result of the events described in Section 2(b)(ii));

(iv) of the commencement or termination of (but not the nature of or details concerning) any Suspension Period;

(v) of the issuance by the SEC of any stop order suspending the effectiveness of the Shelf Registration Statement or the initiation of any proceedings for that purpose;

(vi) of the receipt by the Issuer of any notification with respect to the suspension of the qualification of the Transfer Restricted Securities included in any Shelf Registration Statement for sale in any jurisdiction or the initiation or threat of any proceeding for such purpose;

(vii) of the happening of (but not the nature of or details concerning) any event that requires the making of any changes in the Shelf Registration Statement or the Prospectus so that, as of such date, the statements therein are not misleading and the Shelf Registration Statement or the Prospectus, as the case may be, does not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in light of the circumstances under which they were made) not misleading; and

(viii) of the Issuer’s suspension of the use of the Prospectus as a result of any of the events or circumstances described in paragraphs (ii) through (vii) above, and of the termination of any such suspension.

(d) The Issuer shall use its reasonable best efforts to obtain the withdrawal of any order suspending the effectiveness of any Shelf Registration Statement or the lifting of any suspension of the qualification (or exemption from qualification) of any of the Transfer Restricted Securities for offer or sale in any jurisdiction at the earliest possible time.

(e) The Issuer shall promptly furnish to each Notice Holder, without charge, at least one copy of any Shelf Registration Statement and any post-effective amendment thereto, including all exhibits (including those incorporated by reference), financial statements and schedules.

(f) The Issuer shall, during the Shelf Registration Period, promptly deliver to each Initial Purchaser, each Notice Holder and any sales or placement agent or Underwriters acting on their behalf, without charge, as many copies of the Prospectus (including each preliminary Prospectus) included in any Shelf Registration Statement (excluding documents incorporated by reference), and any amendment or supplement thereto, as such person may reasonably request; and, except as provided in Sections 2(d) and 3(s) hereof, the Issuer consents to the use of the Prospectus or any amendment or supplement thereto by each of the selling Holders in connection with the offering and sale of the Transfer Restricted Securities covered by the Prospectus or any amendment or supplement thereto.

(g) Prior to any offering of Transfer Restricted Securities pursuant to any Shelf Registration Statement, the Issuer shall register or qualify or cooperate with the Notice Holders and their respective counsel in connection with the registration or qualification (or exemption from such registration or qualification) of such Transfer Restricted Securities for offer and sale, under the securities or blue sky laws of such jurisdictions within the United States as any such Notice Holders reasonably request and shall maintain such qualification in effect so long as required and do any and all other acts or things necessary or advisable to enable the offer and sale in such jurisdictions of the Transfer Restricted Securities covered by such Shelf Registration Statement; provided, however, that the Issuer will not be required to (A) qualify to do business as a foreign corporation or as a dealer in securities in any jurisdiction where it is not then so qualified or to (B) take any action which would subject it to service of process or taxation in any such jurisdiction where it is not then so subject.

(h) The Issuer shall cooperate with the Holders to facilitate the timely preparation and delivery of certificates representing Transfer Restricted Securities sold pursuant to any Shelf Registration Statement free of any restrictive legends and in such denominations permitted by the Indenture and registered in such names as Holders may request at least two Business Days prior to settlement of sales of Transfer Restricted Securities pursuant to such Shelf Registration Statement.

(i) Subject to the exceptions contained in (A) and (B) of Section 3(g) hereof, the Issuer shall use its reasonable best efforts to cause the Transfer Restricted Securities covered by the applicable Shelf Registration Statement to be registered with or approved by such other federal, state and local governmental agencies or authorities, and self-regulatory organizations in the United States as may be necessary to enable the Holders to consummate the disposition of such Transfer Restricted Securities as contemplated by the Shelf Registration Statement; without limitation to the foregoing, the Issuer shall make all filings and provide all such information as may be required by the National Association of Securities Dealers, Inc. (the “NASD”) in connection with the offering under the Shelf Registration Statement of the Transfer Restricted Securities (including, without limitation, such as may be required by NASD Rule 2710 or 2720), and shall cooperate with each Holder in connection with any filings required to be made with the NASD by such Holder in that regard.

(j) Upon the occurrence of any event described in Section 3(c)(vii) hereof, the Issuer shall promptly prepare and file with the SEC a post-effective amendment to any Shelf Registration Statement or an amendment or supplement to the related Prospectus or any document incorporated therein by reference or file a document which is incorporated or deemed to be incorporated by reference in such Shelf Registration Statement or Prospectus, as the case may be, so that, as thereafter delivered to purchasers of the Transfer Restricted Securities included therein, the Shelf Registration Statement and the Prospectus, in each case as then amended or supplemented, will not include an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein (in the case of the Prospectus in light of the circumstances under which they were made) not misleading and, in the case of a post-effective amendment, use its reasonable best efforts to cause it to become effective as promptly as practicable; provided that the Issuer’s obligations under this paragraph (j) shall be suspended if the Issuer has suspended the use of the Prospectus in accordance with Section 2(d) hereof and given notice of such suspension to Notice Holders, it being understood that the Issuer’s obligations under this paragraph (j) shall be automatically reinstated at the end of such Suspension Period.

(k) The Issuer shall use its reasonable best efforts to provide, on or prior to the first Business Day following the effective date of any Shelf Registration Statement hereunder (i) a CUSIP number for the Transfer Restricted Securities registered under such Shelf Registration Statement and (ii) global certificates for such Transfer Restricted Securities to the Trustee, in a form eligible for deposit with DTC.

(l) The Issuer shall use its reasonable best efforts to comply with all applicable rules and regulations of the SEC and shall make generally available to its security holders as soon as practicable but in any event not later than 50 days after the end of a 12-month period after (i) the effective date of the applicable Shelf Registration Statement, (ii) the effective date of each post-effective amendment to any Shelf Registration Statement and (iii) the date of each filing by the Issuer with the SEC of an Annual Report on Form 10-K that is incorporated by reference or deemed to be incorporated by reference in the Shelf Registration Statement, an earnings statement satisfying the provisions of Section 11(a) of the Act and Rule 158 promulgated by the SEC thereunder.

(m) The Issuer shall use its reasonable best efforts to cause the Indenture to be qualified under the TIA (as defined in the Indenture) in a timely manner.

(n) The Issuer shall use its reasonable best efforts to cause all Common Stock issued or issuable upon conversion of the Notes to be listed on each securities exchange or quotation system on which the Common Stock is then listed no later than the date the applicable Shelf Registration Statement is declared effective and, in connection therewith, use its reasonable best efforts to make such filings as may be required under the Exchange Act and to have such filings declared effective as and when required thereunder.

(o) The Issuer may require each Holder of Transfer Restricted Securities to be sold pursuant to any Shelf Registration Statement to furnish to the Issuer such information regarding the Holder and the distribution of such Transfer Restricted Securities sought by the Notice and Questionnaire and such additional information as may, from time to time, be required by the Act and the rules and regulations promulgated thereunder, and the obligations of the Issuer to any Holder hereunder shall be expressly conditioned on the continued compliance of such Holder with such request.

(p) The Issuer shall, if requested, use its reasonable best efforts to promptly incorporate in a Prospectus supplement or post-effective amendment to a Shelf Registration Statement (i) such information as the Majority Holders reasonably provide or, if Transfer Restricted Securities are being sold in an Underwritten Offering, as the Managing Underwriters or the Majority Underwriting Holders reasonably agree should be included therein and provide to the Issuer in writing for inclusion in the Shelf Registration

Statement or Prospectus, and (ii) such information as a Holder may reasonably provide from time to time to the Issuer in writing for inclusion in a Prospectus or any Shelf Registration Statement concerning such Holder and the distribution of such Holder’s Transfer Restricted Securities and, in either case, shall make all required filings of such Prospectus supplement or post-effective amendment promptly after being notified in writing of the matters to be incorporated in such Prospectus supplement or post-effective amendment, provided that the Issuer shall not be required to take any action under this Section 3(p) that is not, in the reasonable opinion of counsel for the Issuer, in compliance with applicable law.

(q) The Issuer shall enter into such reasonable and customary agreements (including underwriting agreements) and take all other appropriate actions as may be reasonably requested in order to expedite or facilitate the registration or the disposition of the Transfer Restricted Securities, and in connection therewith, if an underwriting agreement is entered into, the Issuer shall cause the same to contain indemnification and contribution provisions and procedures no less favorable than those set forth in Section 5 hereof (or such other reasonable and customary provisions and procedures acceptable to the Majority Underwriting Holders and the Managing Underwriters, if any, with respect to all parties to be indemnified pursuant to Section 5). The plan of distribution in the Shelf Registration Statement and the Prospectus included therein shall permit resales of Transfer Restricted Securities to be made by selling security holders through underwriters, brokers and dealers, and shall also include such other information as the Representative may reasonably request.

(r) The Issuer shall if reasonably requested in writing by Majority Holders, by Majority Underwriting Holders or by the Managing Underwriter:

(i) make reasonably available for inspection during normal business hours by any Underwriter participating in any disposition pursuant to such Shelf Registration Statement, and any attorney, accountant or other agent retained by any such Underwriter all relevant financial and other records, pertinent corporate documents and properties of the Issuer and its subsidiaries as is reasonable and customary for due diligence examinations in connection with public offerings;

(ii) cause the Issuer’s officers, directors, employees, accountants and auditors to supply all relevant information reasonably requested by any such Underwriter, attorney, accountant or agent in connection with any such Shelf Registration Statement as is reasonable and customary for similar due diligence examinations; provided, however, that the Holders or any such Underwriter, attorney, accountant or agent shall execute a confidentiality agreement in a reasonable and customary form as a condition to any disclosure made in connection therewith;

(iii) deliver a letter, addressed to the selling Holders and the Underwriters, if any, in which the Issuer shall make such representations and warranties in form, substance and scope as are reasonably and customarily made by issuers to Underwriters;

(iv) obtain opinions of counsel to the Issuer and updates thereof (which counsel and opinions, in form, scope and substance, shall be reasonably satisfactory to the Managing Underwriters, if any) addressed to each selling Holder and the Underwriters, if any, covering such matters as are reasonably and customarily covered in opinions requested in public offerings;

(v) obtain “cold comfort” letters and updates thereof from the current and former independent certified public accountants of the Issuer (and, if necessary, any other independent certified public accountants of any subsidiary of the Issuer or of any business acquired by the Issuer for which financial statements and financial data are, or are required to be, included in the Shelf Registration Statement), addressed to each selling Holder (provided such Holder furnishes the accountants, prior to the date such “cold comfort” letter is required to be delivered, with such representations as the accountants reasonably and customarily require in similar situations) and the Underwriters, if any, in reasonable and customary form and covering matters of the type reasonably and customarily covered in “cold comfort” letters in connection with primary underwritten offerings; and

(vi) deliver such documents and certificates as may be reasonably requested by the Majority Holders or, in the case of an Underwritten Offering, the Majority Underwriting Holders, and the Managing Underwriters, if any, including those to evidence compliance with Section 3(j) and with any reasonable and customary conditions contained in the underwriting agreement or other agreement entered into by the Issuer.

The foregoing actions set forth in clauses (iii), (iv), (v) and (vi) of this Section 3(r) shall be performed at (A) the effectiveness of such Shelf Registration Statement and each post-effective amendment thereto and (B) each closing under any underwriting or similar agreement as and to the extent required thereunder.

(s) Each Notice Holder agrees that, upon receipt of notice of the happening of an event described in Sections 3(c)(ii) through and including 3(c)(vii), each Holder shall forthwith discontinue (and shall cause its agents and representatives to discontinue) disposition of Transfer Restricted Securities and will not resume disposition of Transfer Restricted Securities until such Holder has received copies of an amended or supplemented Prospectus contemplated by Section 3(j) hereof, or until such Holder is advised in writing by the Issuer that the use of the Prospectus may be resumed or that the relevant Suspension Period has been terminated, as the case may be, provided that, the foregoing shall not prevent the sale, transfer or other disposition of Transfer Restricted Securities by a Notice Holder in a transaction which is exempt from, or not subject to, the registration requirements of the Act, so long as such Notice Holder does not and is not required to deliver the applicable Prospectus or Shelf Registration Statement in connection with such sale, transfer or other disposition, as the case may be; and provided, further, that the provisions of this Section 3(s) shall not prevent the occurrence of a Registration Default or otherwise limit the obligation of the Issuer to pay Liquidated Damages.

(t) The Issuer shall in connection with an Underwritten Offering use its reasonable best efforts (i) if the Notes have been rated prior to the initial sale of such Notes, to confirm that such ratings will apply to the Notes covered by the Shelf Registration Statement; or (ii) if the Notes were not previously rated, to cause the Notes covered by the Shelf Registration Statement to be rated with at least one nationally recognized statistical rating agency, if so requested by the Majority Holders or by any Managing Underwriters.

(u) In the event that any Broker-Dealer shall underwrite any Notes or participate as a member of an underwriting syndicate or selling group or “assist in the distribution” (within the meaning of the NASD Rules) thereof, whether as a Holder of such Transfer Restricted Securities or as an underwriter, a placement or sales agent or a broker or dealer in respect thereof, or otherwise, the Issuer shall assist such Broker-Dealer in complying with the NASD Rules, including, without limitation, by:

(i) if the NASD Rules shall so require, engaging a “qualified independent underwriter” (as defined in the NASD Rules) to participate in the preparation of the Shelf Registration Statement, to exercise usual standards of due diligence with respect thereto and, if any portion of the offering contemplated by the Shelf Registration Statement is an Underwritten Offering or is made through a placement or sales agent, to recommend the price of such Transfer Restricted Securities;

(ii) indemnifying any such qualified independent underwriter to the extent of the indemnification of Underwriters provided in Section 5 hereof; and

(iii) providing such information to such Broker-Dealer as may be required in order for such Broker-Dealer to comply with the requirements of the NASD Rules.

(iv) Anything herein to the contrary notwithstanding, the Issuer will not be required to pay the costs and expenses of, or to participate in the marketing or “road show” presentations of, more than one Underwritten Offering initiated at the request of the Holders of Notes or shares of Common Stock issued or issuable upon conversion of the Notes, or to effect more than one Underwritten Offering at the request of such Holders. The Issuer will not be required to pay the costs and expenses of, or to participate in the marketing or “road show” presentations of, an Underwritten Offering unless Holders of at least the Minimum Amount (as defined below) of Notes and/or Common Stock issued or issuable on exchange of the Notes have requested that such Notes and/or shares of such Common Stock be included in such an Underwritten Offering. For purposes of this Agreement, the “Minimum Amount” means 50% of the aggregate principal amount of Notes originally issued under the Indenture; provided that, for purposes of computing the Minimum Amount, Holders of Common Stock issued upon conversion of Notes shall be deemed to be holders of the aggregate principal amount of Notes which were converted into those shares of Common Stock. Only Holders of Notes or shares of Common Stock issued or issuable upon conversion of the

Notes which are Transfer Restricted Securities shall be entitled to include such Notes or shares of such Common Stock in an Underwritten Offering and only Transfer Restricted Securities shall be included in the computation of the Minimum Amount. The Underwritten Offering initiated by Holders as aforesaid shall include both Notes and such Common Stock if so requested by the Holders. Upon receipt by the Issuer, from Holders of at least the Minimum Amount of Notes and/or Common Stock issued or issuable upon conversion of the Notes, of a request for an Underwritten Offering, the Issuer will, within 10 Business Days thereafter, cause the Company to mail notice to all Holders of Notes and shares of Common Stock issued upon conversion of the Notes stating that: (1) the Company has received a request from the Holders of the requisite amount of Notes and/or Common Stock issued or issuable upon conversion of the Notes to effect an Underwritten Offering on behalf of such Holders; (2) under the terms of this Agreement, all Holders of Notes and shares of such Common Stock issued or issuable upon conversion of the Notes which are Transfer Restricted Securities may include their Notes and shares of such Common Stock in such Underwritten Offering, subject to the terms and conditions set forth in this Agreement and subject to the right of the Managing Underwriters to reduce, in light of market conditions and other similar factors, the aggregate principal amount of Notes and number of shares of such Common Stock included in such Underwritten Offering; (iii) all Holders electing to include Notes or shares of such Common Stock in such Underwritten Offering must notify the Issuer in writing of such election (the “Election”), and setting forth an address and facsimile number to which such written elections may be sent and the deadline (which shall be 12:00 midnight on the 10th calendar day after such notice is mailed to Holders or, if not a Business Day, the next succeeding Business Day (the “Deadline”)) by which such elections must be received by the Issuer; and (iv) setting forth such other instructions as shall be necessary to enable Holders to include their Notes and shares of such Common Stock in such Underwritten Offering. No Holder shall be entitled to participate in an Underwritten Offering unless such Holder notifies the Issuer of such Election by the Deadline. Notwithstanding anything to the contrary contained herein, if the Managing Underwriters for an Underwritten Offering to be effected pursuant to this Section 3(u) advise the Holders of the Notes and shares of such Common Stock to be included in such Underwritten Offering that, because of aggregate principal amount of Notes and/or number of shares of such Common Stock that such Holders have requested be included in the Underwritten Offering, the success of the offering would likely be adversely affected by the inclusion of all of the Notes and shares of such Common Stock requested to be included, then the principal amount of Notes and the number of shares of such Common Stock to be offered for the accounts of Holders shall be reduced pro rata, according to the aggregate principal amount of Notes and number of shares of such Common Stock, respectively, requested for inclusion by each such Holder, to the extent necessary to reduce the size of the offering to the size recommended by the Managing Underwriter. Notwithstanding anything to the contrary contained herein, in the event the Managing Underwriter recommends reducing the size of the offering and such offering is thereafter reduced, neither the Issuer nor any Person, other than a

Holder of Notes or shares of such Common Stock issued or issuable upon conversion of the Notes and only with respect to its Transfer Restricted Securities, shall be entitled to include any securities in the Underwritten Offering.

4. Registration Expenses. The Issuer shall bear all expenses incurred in connection with the performance of its obligations under Sections 2 and 3 hereof and shall reimburse the Holders for the reasonable fees and disbursements of one firm or counsel designated by the Majority Holders to act as counsel for the Holders in connection therewith. Notwithstanding the provisions of this Section 4, each Holder shall bear the expense of any broker’s commission, agency fee or Underwriter’s discount or commission.

5. Indemnification and Contribution.

(a) The Issuer agrees to indemnify and hold harmless each Holder of Transfer Restricted Securities covered by any Shelf Registration Statement (including each of the Initial Purchasers), the directors, officers, employees and agents of each such Holder and each person who controls any such Holder within the meaning of either the Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Shelf Registration Statement as originally filed or in any amendment thereof, or in any preliminary Prospectus or Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by any of them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Issuer will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon (A) any such untrue statement or alleged untrue statement or omission or alleged omission made therein (or in any amendment thereof or supplement thereto) in reliance upon and in conformity with written information furnished to the Issuer by or on behalf of any such Holder or any Initial Purchaser specifically for inclusion therein, (B) use of a Shelf Registration Statement or the related Prospectus during a period when use of such Prospectus has been suspended pursuant to Section 2(d) or Section 3(s) hereof; provided, further, in each case, that Holders received prior notice of such suspension, or (C) if the Holder fails to deliver a Prospectus, as then amended or supplemented, provided that the Issuer shall have delivered to such Holder such Prospectus, as then amended or supplemented. This indemnity agreement will be in addition to any liability which the Issuer may otherwise have.

(b) Each Holder of Transfer Restricted Securities covered by a Shelf Registration Statement (including the Initial Purchasers) severally and not jointly agrees to indemnify and hold harmless:

(i) the Issuer;

(ii) each of its directors;

(iii) each of its officers; and

(iv) each person who controls the Issuer within the meaning of either the Act or the Exchange Act to the same extent as the foregoing indemnity from the Issuer to each such Holder,

but only with reference to written information relating to such Holder furnished to the Issuer by or on behalf of such Holder specifically for inclusion in the documents referred to in the foregoing indemnity.

This indemnity agreement shall be in addition to any liability which any such Holder may otherwise have.

(c) Promptly after receipt by an indemnified party under this Section 5 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 5, notify the indemnifying party in writing of the commencement thereof; but the failure to so notify the indemnifying party will not relieve it from liability under paragraph (a) or (b) above unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defenses. The indemnifying party shall be entitled to appoint counsel of the indemnifying party’s choice at the indemnifying party’s expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the indemnified party or parties except as set forth below); provided, however, that such counsel shall be reasonably satisfactory to the indemnified party. Notwithstanding the indemnifying party’s election to appoint counsel to represent the indemnified party in an action, the indemnified party shall have the right to employ separate counsel (including local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel if:

(i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest;

(ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party and that representation of the indemnified party by counsel chosen by the indemnifying party would be inappropriate due to actual or potential differing interests among the parties represented by such counsel;

(iii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action; or

(iv) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party.

Neither an indemnifying party nor an indemnified party will, without the prior written consent of the other parties (which consent shall not be unreasonably withheld), settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not such other parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of such other parties from all liability arising out of such claim, action, suit or proceeding. An indemnifying party shall not be liable for any losses, claims, damages or liabilities by reason of any settlement of any action or proceeding effected without such indemnifying party’s prior written consent, which consent will not be unreasonably withheld.

(d) In the event that the indemnity provided in paragraph (a) or (b) of this Section 5 is unavailable to or insufficient to hold harmless an indemnified party for any reason, then each applicable indemnifying party shall have an obligation to contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) (collectively “Losses”) to which such indemnified party may be subject in such proportion as is appropriate to reflect the relative benefits received by such indemnifying party, on the one hand, and such indemnified party, on the other hand, from the Initial Placement and any sales of Transfer Restricted Securities under the Shelf Registration Statement; provided, however, that in no case shall the Initial Purchasers be responsible, in the aggregate, for any amount in excess of the purchase discount or commission applicable to the Notes, as set forth in the Purchase Agreement. If the allocation provided by the immediately preceding sentence is unavailable for any reason, the indemnifying party and the indemnified party shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of such indemnifying party, on the one hand, and such indemnified party, on the other hand, in connection with the statements or omissions which resulted in such Losses as well as any other relevant equitable considerations. Benefits received by the Issuer shall be deemed to be equal to the sum of (x) the total net proceeds from the Initial Placement (before deducting expenses) and (y) the total amount of Liquidated Damages which the Issuer were not required to pay as a result of registering the Transfer Restricted Securities covered by the Shelf Registration Statement which resulted in such Losses. Benefits received by the Initial Purchasers shall be deemed to be equal to the total purchase discounts and commissions received in connection with the Initial Placement, and benefits received by any other Holders shall be deemed to be equal to the value of receiving Transfer Restricted Securities registered under the Act. Benefits received by any Underwriter shall be deemed to be equal to the total underwriting discounts and commissions, as set forth on the cover page of the Prospectus forming a part of the Shelf Registration Statement which resulted in such Losses. Relative fault shall be determined by reference to whether any untrue statement or omission or alleged untrue statement or omission relates to information provided by the indemnifying party, on the one hand, or by the indemnified party, on the other hand, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The parties agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this Section 5(d), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 5, each person who controls a Holder within the meaning of either the Act or the Exchange Act and each director, officer, employee and agent of such Holder shall have the same rights to contribution as such Holder, and each person who controls the Issuer within the meaning of either the Act or the Exchange Act, each officer of the Issuer who signed the Shelf Registration Statement and each director of the Issuer shall have the same rights to contribution as the Issuer, and each person who controls an Underwriter within the meaning of either the Act or the Exchange Act and each officer and director of each Underwriter shall have the same rights to contribution as such Underwriter, subject in each case to the applicable terms and conditions of this paragraph (d).

(e) The provisions of this Section 5 will remain in full force and effect, regardless of any investigation made by or on behalf of any Holder, any Underwriter, the Issuer or any of the officers, directors or controlling persons referred to in Section 5 hereof, and will survive the sale by a Holder of Transfer Restricted Securities covered by a Shelf Registration Statement.

6. Miscellaneous.

(a) No Inconsistent Agreements. The Issuer has not, as of the date hereof, entered into nor shall it, on or after the date hereof, enter into, any agreement with respect to its securities that is inconsistent with the rights granted to the Holders herein or otherwise conflicts with the provisions hereof.

(b) Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, qualified, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the Issuer has obtained the written consent of the Majority Holders, on the one hand, or unless the Holders have obtained the written consent of the Issuer, on the other hand; provided that with respect to any matter that directly or indirectly affects the rights of the Initial Purchasers hereunder, the Issuer shall obtain the written consent of each of the Initial Purchasers against which such amendment, qualification, supplement, waiver or consent is to be effective. Notwithstanding the foregoing (except the foregoing proviso), a waiver or consent to departure from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders whose Transfer Restricted Securities are being sold pursuant to a Shelf Registration Statement and that does not directly or indirectly affect the rights of other Holders may be given by the Majority Holders, determined on the basis of the Transfer Restricted Securities being sold rather than registered under such Shelf Registration Statement.

(c) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, first-class mail, telecopier or air courier guaranteeing overnight delivery:

(i) if to the Representative, initially at its address set forth in the Purchase Agreement;

(ii) if to any other Holder, at the most current address of such Holder maintained by the Registrar under the Indenture or the registrar of the Common Stock (provided that while the Notes or the Common Stock are in book-entry form, notice to the Trustee shall serve as notice to the Holders), or, in the case of the Notice Holder, the address set forth in its Notice and Questionnaire; and

(iii) if to the Issuer, initially at the Company’s address set forth in the Purchase Agreement.

All such notices and communications shall be deemed to have been duly given when received, if delivered by hand or air courier, and when sent, if sent by first-class mail or telecopier.

The Initial Purchasers, Holders or the Issuer by written notice to the other may designate additional or different addresses for subsequent notices or communications.

(d) Satisfaction of Issuer Obligations. Satisfaction of any obligation of the Issuer contained herein by either the Company or the Guarantors shall satisfy the obligation of both the Company and the Guarantors with respect thereto unless satisfaction by only one such party and not the other would adversely affect the rights of any Holder, in which case both the Company and the Guarantors shall both be required to satisfy such obligation.

(e) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties, including, without the need for an express assignment or any consent by the Issuer thereto, subsequent Holders. The Issuer hereby agrees to extend the benefits of this Agreement to any Holder and Underwriter and any such Holder and Underwriter may specifically enforce the provisions of this Agreement as if an original party hereto. In the event that any other person shall succeed to the Issuer under the Indenture, then such successor shall enter into an agreement, in form and substance reasonably satisfactory to the Representative, whereby such successor shall assume all of the Issuer’s obligations, as the case may be, under this Agreement.

(f) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

(g) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

(h) GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED IN SAID STATE.

(i) Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired or affected thereby, it being intended that all of the rights and privileges of the parties shall be enforceable to the fullest extent permitted by law.

(j) Securities Held by the Issuer, etc. Whenever the consent or approval of Holders of a specified percentage of principal amount of Notes or the Common Stock issuable upon conversion of the Notes is required hereunder, Notes or the Common Stock issued upon conversion of the Notes held by the Issuer or its Affiliates (other than subsequent Holders of Notes or the Common Stock issued upon conversion of the Notes if such subsequent Holders are deemed to be Affiliates solely by reason of their holdings of such securities) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.

(k) Termination. This Agreement and the obligations of the parties hereunder shall terminate upon the end of the Shelf Registration Period, except for any liabilities or obligations under Sections 2(e), 4 or 5 to the extent arising prior to the end of the Shelf Registration Period.

[signature page follows]

Please confirm that the foregoing correctly sets forth the agreement among the Issuer and you.

MASSEY ENERGY COMPANY

By:	/s/ Baxter F. Phillips, Jr.
Name:	Baxter F. Phillips, Jr.
Title:	Senior Vice President and Chief Financial Officer

A.T. MASSEY COAL COMPANY, INC.

By:

By:	/s/ Baxter F. Phillips, Jr.
Name:	Baxter F. Phillips, Jr.
Title:	Senior Vice President and Chief Financial Officer

HOPKINS CREEK COAL COMPANY
JOBONER COAL COMPANY
RUSSELL FORK COAL COMPANY
T.C.H. COAL CO.

By:	/s/ Baxter F. Phillips, Jr.
Name:	Baxter F. Phillips, Jr.
Title:	President

MASSEY COAL SERVICES, INC.

By:	/s/ Baxter F. Phillips, Jr.
Name:	Baxter F. Phillips, Jr.
Title:	Vice President

APPALACHIAN CAPITAL MANAGEMENT CORP.
BIG SANDY VENTURE CAPITAL CORP.
BLUE RIDGE VENTURE CAPITAL CORP.
CAPSTAN MINING COMPANY
CENTRAL PENN ENERGY COMPANY, INC.
CONTINUITY VENTURE CAPITAL CORP.
DRIH CORPORATION
FEATS VENTURE CAPITAL CORP.
HADEN FARMS, INC.
MASSEY COAL SALES COMPANY, INC.
MASSEY NEW ERA CAPITAL CORP.
MASSEY TECHNOLOGY INVESTMENTS, INC.
MENEFEE LAND COMPANY, INC.
NEW MARKET LAND COMPANY
NEW MASSEY CAPITAL CORP.
PROGRESSIVE VENTURE CAPITAL CORP.
RAWL SALES VENTURE CAPITAL CORP.
SCARLET DEVELOPMENT COMPANY
SHENANDOAH CAPITAL MANAGEMENT CORP.
SPM CAPITAL MANAGEMENT CORP.
ST. ALBANS CAPITAL MANAGEMENT CORP.
SUN COAL COMPANY, INC.

By:	/s/ James L. Gardner
Name:	James L. Gardner
Title:	President

LAUREN LAND COMPANY
SC COAL CORPORATION

By:	/s/ James L. Gardner
Name:	James L. Gardner
Title:	Vice President

GREYEAGLE COAL COMPANY
TENNESSEE CONSOLIDATED COAL COMPANY
TENNESSEE ENERGY CORP.
THUNDER MINING COMPANY

By:	/s/ Michael D. Bauersachs
Name:	Michael D. Bauersachs
Title:	President

ALEX ENERGY, INC.
GREEN VALLEY COAL COMPANY
MAJESTIC MINING, INC.
NICCO CORPORATION
PEERLESS EAGLE COAL CO.

By:	/s/ David C. Hughart
Name:	David C. Hughart
Title:	President

ARACOMA COAL COMPANY, INC.
HIGHLAND MINING COMPANY
LOGAN COUNTY MINE SERVICES, INC.

By:	/s/ Dwayne Francisco
Name:	Dwayne Francisco
Title:	President

BANDMILL COAL CORPORATION

By:	/s/ Eric D. Salyer
Name:	Eric D. Salyer
Title:	President

BARNABUS LAND COMPANY
DEHUE COAL COMPANY

By:	/s/ Harold Osborne
Name:	Harold Osborne
Title:	President

BELFRY COAL CORPORATION
NEW RIDGE MINING COMPANY
SIDNEY COAL COMPANY, INC.

By:	/s/ Sidney R. Young, III
Name:	Sidney R. Young, III
Title:	President

BLACK KING MINE DEVELOPMENT CO.
BOONE EAST DEVELOPMENT CO.
BOONE WEST DEVELOPMENT CO.
CABINAWA MINING COMPANY
CENTRAL WEST VIRGINIA ENERGY COMPANY
CERES LAND COMPANY
DEMETER LAND COMPANY
LAXARE, INC.
RAVEN RESOURCES, INC.

By:	/s/ R. Freal Mize
Name:	R. Freal Mize
Title:	President

MASSEY GAS & OIL COMPANY
NEW RIVER ENERGY CORPORATION

By:	/s/ R. Freal Mize
Name:	R. Freal Mize
Title:	Vice President

BEN CREEK COAL COMPANY

By:	/s/ Bruce A. Johnson
Name:	Bruce A. Johnson
Title:	President

BOONE ENERGY COMPANY
MARFORK COAL COMPANY, INC.

By:	/s/ Johnny R. Jones
Name:	Johnny R. Jones
Title:	President

CLEAR FORK COAL COMPANY
ELK RUN COAL COMPANY, INC.

By:	/s/ Larry Ward
Name:	Larry Ward
Title:	President

CRYSTAL FUELS COMPANY

By:	/s/ George E. Dotson
Name:	George E. Dotson
Title:	President

SUPPORT MINING COMPANY

By:	/s/ Andrew F. Ashurst
Name:	Andrew F. Ashurst
Title:	President

DUNCAN FORK COAL COMPANY
DUCHESS COAL COMPANY
HAZY RIDGE COAL COMPANY
JACKS BRANCH COAL COMPANY
LICK BRANCH COAL COMPANY
MINE MAINTENANCE, INC.
PETER CAVE MINING COMPANY
RUM CREEK SYNFUEL COMPANY
TRACE CREEK COAL COMPANY

By:	/s/ Danny C. Cox
Name:	Danny C. Cox
Title:	President

FOOTHILLS COAL COMPANY

By:	/s/ Jeffrey M. Jarosinski
Name:	Jeffrey M. Jarosinski
Title:	Treasurer

KANAWHA ENERGY COMPANY

By:	/s/ Randy Cunningham
Name:	Randy Cunningham
Title:	President

STIRRAT COAL COMPANY

By:	/s/ Kevin T. Varney
Name:	Kevin T. Varney
Title:	President

GOALS COAL COMPANY
WILLIAMS MOUNTAIN COAL COMPANY

By:	/s/ Michael A. Milam
Name:	Michael A. Milam
Title:	President

INDEPENDENCE COAL COMPANY, INC.

By:	/s/ Jeffrey W. Walkup
Name:	Jeffrey W. Walkup
Title:	President

KNOX CREEK COAL CORPORATION

By:	/s/ David P. Kramer
Name:	David P. Kramer
Title:	President

LONG FORK COAL COMPANY

By:	/s/ Cathy Frazier
Name:	Cathy Frazier
Title:	President

BIG BEAR MINING COMPANY
DELBARTON MINING COMPANY
DOUGLAS POCAHONTAS COAL CORPORATION
ROBINSON-PHILLIPS COAL COMPANY
ROCKRIDGE COAL COMPANY
SHANNON-POCAHONTAS COAL CORPORATION
TOWN CREEK COAL COMPANY
WYOMAC COAL COMPANY, INC.
RAWL SALES & PROCESSING CO.
LYNN BRANCH COAL COMPANY, INC.
ROAD FORK DEVELOPMENT COMPANY, INC.
SPARTAN MINING COMPANY
STONE MINING COMPANY
SYCAMORE FUELS, INC.
VANTAGE MINING COMPANY

By:	/s/ Macs E. Hall
Name:	Macs E. Hall
Title:	President

MARTIN COUNTY COAL CORPORATION
PILGRIM MINING COMPANY, INC.

By:	/s/ Hiram Mahon
Name:	Hiram Mahon
Title:	President

NICHOLAS ENERGY COMPANY

By:	/s/ Mike Snelling
Name:	Mike Snelling
Title:	President

OMAR MINING COMPANY

By:	/s/ Mitchell McKinely Kalos
Name:	Mitchell McKinley Kalos
Title:	President

POWER MOUNTAIN COAL COMPANY

By:	/s/ James S. Smith
Name:	James S. Smith
Title:	President

RUM CREEK COAL SALES, INC.

By:	/s/ Richard Zigmond
Name:	Richard Zigmond
Title:	President

PERFORMANCE COAL COMPANY

By:	/s/ Bill M. Potter
Name:	Bill M. Potter
Title:	President

WHITE BUCK COAL COMPANY

By:	/s/ Larry M. Roop
Name:	Larry M. Roop
Title:	President

BANDYTOWN COAL COMPANY
EAGLE ENERGY, INC.

By:	/s/ Kenny Williams
Name:	Kenny Williams
Title:	President

M & B COAL COMPANY

BY: WYOMAC COAL COMPANY, INC.

By:	/s/ Macs Hall
Name:	Macs Hall
Title:	President

M & B COAL COMPANY

BY: TOWN CREEK COAL COMPANY

By:	/s/ Macs Hall
Name:	Macs Hall
Title:	President

SHANNON-POCAHONTAS MINING CO.

BY:	SHANNON POCAHONTAS COAL CORPORATION

By:	/s/ Macs Hall
Name:	Macs Hall
Title:	President

SHANNON-POCAHONTAS MINING CO.

BY:	OMAR MINING COMPANY

By:	/s/ Mitchell McKinley Kalos
Name:	Mitchell McKinley Kalos
Title:	President

HANNA LAND COMPANY, LLC

BY:	A. T. MASSEY COAL COMPANY, INC.

By:	/s/ Baxter F. Phillips, Jr.
Name:	Baxter F. Phillips, Jr.
Title:	Senior Vice President and Chief Financial Officer

HANNA LAND COMPANY, LLC

BY:	ALEX ENERGY, INC.

By:	/s/ David C. Hughart
Name:	David C. Hughart
Title:	President

The foregoing Agreement is hereby

confirmed and accepted as of the

date first above written.

UBS SECURITIES LLC

By:	/s/ Dieter Hoeppli
Name:	Dieter Hoeppli
Title:	Executive Director

By:	/s/ Jonathan Rose
Name:	Jonathan Rose
Title:	Director

For themselves and the other several Initial Purchasers

Schedule I

Guarantors:

A. T. MASSEY COAL COMPANY, INC.
ALEX ENERGY, INC.
APPALACHIAN CAPITAL MANAGEMENT CORP.
ARACOMA COAL COMPANY, INC.
BANDMILL COAL CORPORATION
BANDYTOWN COAL COMPANY
BARNABUS LAND COMPANY
BELFRY COAL CORPORATION
BEN CREEK COAL COMPANY
BIG BEAR MINING COMPANY
BIG SANDY VENTURE CAPITAL CORP.
BLACK KING MINE DEVELOPMENT CO.
BLUE RIDGE VENTURE CAPITAL CORP.
BOONE EAST DEVELOPMENT CO.
BOONE ENERGY COMPANY
BOONE WEST DEVELOPMENT CO.
CABINAWA MINING COMPANY
CAPSTAN MINING COMPANY
CENTRAL PENN ENERGY COMPANY, INC.
CENTRAL WEST VIRGINIA ENERGY COMPANY
CERES LAND COMPANY
CLEAR FORK COAL COMPANY
CONTINUITY VENTURE CAPITAL CORP.
CRYSTAL FUELS COMPANY
DEHUE COAL COMPANY
DELBARTON MINING COMPANY
DEMETER LAND COMPANY
DOUGLAS POCAHONTAS COAL CORPORATION
DRIH CORPORATION
DUCHESS COAL COMPANY
DUNCAN FORK COAL COMPANY
EAGLE ENERGY, INC.
ELK RUN COAL COMPANY, INC.
FEATS VENTURE CAPITAL CORP.
FOOTHILLS COAL COMPANY
GOALS COAL COMPANY
GREEN VALLEY COAL COMPANY
GREYEAGLE COAL COMPANY
HADEN FARMS, INC.
HANNA LAND COMPANY, LLC
HAZY RIDGE COAL COMPANY
HIGHLAND MINING COMPANY

HOPKINS CREEK COAL COMPANY
INDEPENDENCE COAL COMPANY, INC.
JACKS BRANCH COAL COMPANY
JOBONER COAL COMPANY
KANAWHA ENERGY COMPANY
KNOX CREEK COAL CORPORATION
LAUREN LAND COMPANY
LAXARE, INC.
LICK BRANCH COAL COMPANY
LOGAN COUNTY MINE SERVICES, INC.
LONG FORK COAL COMPANY
LYNN BRANCH COAL COMPANY, INC.
M&B COAL COMPANY
MAJESTIC MINING, INC.
MARFORK COAL COMPANY, INC.
MARTIN COUNTY COAL CORPORATION
MASSEY COAL SALES COMPANY, INC.
MASSEY COAL SERVICES, INC.
MASSEY GAS & OIL COMPANY
MASSEY NEW ERA CAPITAL CORP.
MASSEY TECHNOLOGY INVESTMENTS, INC.
MENEFEE LAND COMPANY, INC.
MINE MAINTENANCE, INC.
NEW MARKET LAND COMPANY
NEW MASSEY CAPITAL CORP.
NEW RIDGE MINING COMPANY
NEW RIVER ENERGY CORPORATION
NICCO CORPORATION
NICHOLAS ENERGY COMPANY
OMAR MINING COMPANY
PEERLESS EAGLE COAL CO.
PERFORMANCE COAL COMPANY
PETER CAVE MINING COMPANY
PILGRIM MINING COMPANY, INC.
POWER MOUNTAIN COAL COMPANY
PROGRESSIVE VENTURE CAPITAL CORP.
RAVEN RESOURCES, INC.
RAWL SALES & PROCESSING, CO.
RAWL SALES VENTURE CAPITAL CORP.
ROAD FORK DEVELOPMENT COMPANY, INC.
ROBINSON-PHILLIPS COAL COMPANY
ROCKRIDGE COAL COMPANY
RUM CREEK COAL SALES, INC.
RUM CREEK SYNFUEL COMPANY
RUSSELL FORK COAL COMPANY
SC COAL CORPORATION

SCARLET DEVELOPMENT COMPANY
SHANNON-POCAHONTAS COAL CORPORATION
SHANNON-POCAHONTAS MINING COMPANY
SHENANDOAH CAPITAL MANAGEMENT CORP.
SIDNEY COAL COMPANY, INC.
SPARTAN MINING COMPANY
SPM CAPITAL MANAGEMENT CORP.
ST. ALBAN’S CAPITAL MANAGEMENT CORP.
STIRRAT COAL COMPANY
STONE MINING COMPANY
SUN COAL COMPANY, INC.
SUPPORT MINING COMPANY
SYCAMORE FUELS, INC.
T.C.H. COAL CO.
TENNESSEE CONSOLIDATED COAL COMPANY
TENNESSEE ENERGY CORP.
THUNDER MINING COMPANY
TOWN CREEK COAL COMPANY
TRACE CREEK COAL COMPANY
VANTAGE MINING COMPANY
WHITE BUCK COAL COMPANY
WILLIAMS MOUNTAIN COAL COMPANY
WYOMAC COAL COMPANY, INC.

Exhibit A

Form of Selling Securityholder Notice and Questionnaire

[Insert from Annex A to OM]